UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Oportun Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of the Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On May 7, 2025, Oportun Financial Corporation issued the following press release.

Oportun Announces Continued Board Evolution

SAN CARLOS, Calif., May 07, 2025 (GLOBE NEWSWIRE) – Oportun (Nasdaq: OPRT), a mission-driven financial services company, today announced that its Board of Directors will nominate Carlos Minetti and Raul Vazquez for election at the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”). Scott Parker and R. Neil Williams will not stand for reelection at the Annual Meeting, and the Board will be reduced from ten to eight members at that time. If the Board’s recommended candidates are elected, three of the Board’s seven independent directors will have joined the Board within eighteen months of the Annual Meeting. Following the conclusion of Mr. Williams’ tenure on the Board, the Board will select a new Lead Independent Director.

“The Board has thoughtfully repositioned Oportun for continued success. As part of that process, we took a comprehensive look at how to maintain the Board’s strength and independence, as well as its diversity of experience and expertise,” said Mr. Williams. “After benchmarking against industry peers and corporate governance best practices, and considering the perspectives of our shareholders, we recognized that a smaller Board would be both more conventional and efficient. I have full confidence the Board will continue to provide effective guidance and hold management accountable as the Company executes its strategic initiatives.”

“On behalf of the Board, I’d like to thank Scott and Neil for their service and contributions to the Company. We wish them all the best in their future endeavors,” said Ginny Lee, Chair of the Nominating, Governance and Social Responsibility Committee. “Looking ahead, we remain focused on vigorous and independent oversight of the Company’s strategy and execution, with a goal of driving improved operating performance and delivering enhanced shareholder value.”

About Oportun

Oportun (Nasdaq: OPRT) is a mission-driven financial services company that puts its members’ financial goals within reach. With intelligent borrowing, savings, and budgeting capabilities, Oportun empowers members with the confidence to build a better financial future. Since inception, Oportun has provided more than $19.7 billion in responsible and affordable credit, saved its members more than $2.4 billion in interest and fees, and helped its members save an average of more than $1,800 annually. For more information, visit Oportun.com.

Forward-Looking Statements

This press release contains forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements as to our future performance and financial position, are forward-looking statements. These statements can be generally identified by terms such as “expect,” “plan,” “goal,” “target,” “anticipate,” “assume,” “predict,” “project,” “outlook,” “continue,” “due,” “may,” “believe,” “seek,” or “estimate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events, financial trends and risks and uncertainties that we believe may affect our business, financial condition and results of operations. These risks and uncertainties include those risks described in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K. These forward-looking statements speak only as of the date on which they are made and, except to the extent required by federal securities laws, we disclaim any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

Oportun Financial Corporation (“Oportun”), its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with Oportun’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Oportun plans to file a proxy statement (the “2025 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Jo Ann Barefoot, Mohit Daswani, Ginny Lee, Carlos Minetti, Louis Miramontes, Scott Parker, Sandra A. Smith, Richard Tambor, Raul Vazquez and R. Neil Williams, all of whom are members of Oportun’s board of directors, are participants in Oportun’s solicitation. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the 2025 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in Oportun’s definitive proxy statement for its 2024 Annual Meeting of Stockholders (the “2024 Proxy Statement”), which was filed with the SEC on May 13, 2024, and is available  here. Particular attention is directed to the sections of the 2024 Proxy Statement captioned “Directors, Executive Officers and Corporate Governance,” “Non-Employee Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” “Executive Compensation” and “Certain Relationships and Related Transactions.” To the extent that holdings of such participants in Oportun’s securities have changed since the amounts printed in the 2024 Proxy Statement, such changes have been reflected on the following filings: for Ms. Barefoot, on June 28, 2024; for Mr.  Daswani, on June  28, 2024 and December 13, 2024; for Ms.  Lee, on June 28, 2024; for Mr.  Minetti, on June  28, 2024 and December 13, 2024; for Mr.  Miramontes, on June 28, 2024; for Mr.  Parker, on April  25, 2024, June  18, 2024, and June 28, 2024; for Ms.  Smith, on June 28, 2024; for Mr.  Tambor, on June  28, 2024 and June 28, 2024; for Mr.  Vazquez, on June  18, 2024, September  12, 2024, December  2, 2024, March  12, 2025, and April 4, 2025; and for Mr.  Williams, on June  28, 2024 and December 11, 2024.

Promptly after filing its definitive 2025 Proxy Statement with the SEC, Oportun will mail the definitive 2025 Proxy Statement and a GREEN proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2025 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT OPORTUN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, Oportun’s proxy statement (in both preliminary and definitive form), any amendments or supplements thereto, and any other relevant documents filed by Oportun with the SEC in connection with the Annual Meeting at the SEC’s website, which is located here. Copies of Oportun’s definitive 2025 Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Oportun with the SEC in connection with the Annual Meeting will also be available, free of charge, at Oportun’s website, which is located here, or by writing to Investor Relations, Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070. In addition, copies of these materials may be requested, free of charge, from Oportun’s proxy solicitor, Innisfree M&A Incorporated, by calling toll-free to (877) 800-5195.

Investor Contact

Dorian Hare

(650) 590-4323

ir@oportun.com

Innisfree M&A Incorporated

Scott Winter / Gabrielle Wolf / Jonathan Kovacs

(212) 750-5833

Media Contact

John Christiansen / Bryan Locke

FGS Global

Oportun@fgsglobal.com